U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 10, 2009


                           APOLLO CAPITAL GROUP, INC.
                           --------------------------
             (Exact Name of registrant as specified in its Charter)


       Florida                      333-153495                    22-3962092
----------------------          -------------------           ------------------
State of Incorporation          Commission File No.            I.R.S. Employer
                                                              Identification No.


20900 N.E. 30th Ave., 8th Floor, Aventura, FL                    33180
---------------------------------------------                 ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, (786) 871-4858
                               --------------


                        Apollo Entertainment Group, Inc.
                    150 East Angeleno, Ste.1426, Burbank, CA
                    ----------------------------------------
                     (Registrant's former name and address)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240-13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

On December 10, 2009, we changed our corporate name from Apollo Entertainment Group, Inc. to Apollo Capital Group, Inc. We obtained a new CUSIP number which will be associated with the new corporate name. The new CUSIP number is 03763Q 10 3. A copy of the filed articles of amendment are attached to this report as
Exhibit 3.0.

ITEM 8.01 OTHER EVENTS

We change our principal executive offices from 150 East Angeleno, Ste.1426, Burbank, CA to 20900 N.E. 30th Ave., 8th Floor, Aventura, FL 33180. The new telephone number is (786) 871-4858.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number    Description
--------------    -----------
3.0               Articles of Amendment filed 12.10.09.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        APOLLO CAPITAL GROUP, INC.
Dated: December 16, 2009

                                        /s/ Sigfried Klein
                                        ------------------
                                        By: Sigfried Klein
                                        Title: President

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